Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2015
Property and Equipment, Net
Schedule of property and equipment

	As of December 31,
	2013	2014	2015
	$	$	$
Leasehold improvements	262,460	1,002,134	1,995,562
Furniture, fixtures and equipment	309,587	842,659	1,371,510
Motor Vehicles	—	—	431,405
Total	572,047	1,844,793	3,798,477
Accumulated depreciation	(108,905)	(485,178)	(1,324,513)
Property and equipment, net	463,142	1,359,615	2,473,964